Exhibit 10.9

Schedule of Omitted Documents in the Form of Exhibit 10.9, Including Material Detail in Which Such Documents Differ From Exhibit 10.9

1. Stock Option Agreement, dated as of December 13, 1999, between the Registrant and Benjamin Pelton.

2. Stock Option Agreement, dated as of December 13, 1999, between the Registrant and Steven Rosen.

        The Form of the documents listed above does not differin material detail from the form of exhibit 10.9 except with respect to the identity of the director.